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                                                                    EXHIBIT 10.1


                               FIRST AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT

     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") dated effective as of September 29, 2000 is entered into by and among HYDRIL COMPANY, a Delaware corporation ("Borrower"), the banks listed on the signature pages hereof (along with any other Person who becomes a Bank, the "Banks"), any Person who becomes a Guarantor subsequent hereto and BANK ONE, TEXAS, N.A. ("Bank One") individually as a Bank and as agent for the Banks (in such capacity, the "Agent").

                             PRELIMINARY STATEMENT

     Borrower and Bank One, as the Agent and as a Bank, entered into that certain Second Amended and Restated Loan Agreement dated August 25, 2000 (the "Loan Agreement") under the terms of which the Banks agreed to make revolving credit loans to Borrower not to exceed $25,000,000. All capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Loan Agreement.

     Borrower has now requested that the Agent and the Banks modify the Loan Agreement further and change certain terms thereof, and the Agent and the Banks have agreed to do so.

     The Banks, the Agent and Borrower wish to execute this Amendment to evidence such agreement.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and the Agent hereby agree as follows:

     Section 1. Amendment to Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Permitted Investments" in its entirety and replacing it with the following:

     "Permitted Investments" means investments made by the Borrower and its Subsidiaries in accordance with the Investment Policy attached hereto as
     Exhibit 1.01C, together with any amendments or replacements to such Investment Policy as are approved by Agent in writing."

     Section 2. Addition of Exhibit 1.01C. Exhibit 1.01C is hereby added to the Loan Agreement in the form attached to this Amendment.
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     Section 3.  Representations True; No Default.  Borrower represents and warrants that:

     (i) this Amendment has been duly authorized, executed and delivered on its behalf; the Loan Agreement, as amended hereby, together with the Notes and the other Loan Documents to which Borrower is a party, constitute valid and legally binding agreements of Borrower enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization or moratorium or other similar law relating to creditors' rights and by general equitable principles which may limit the right to obtain equitable remedies (regardless of whether such enforceability is considered in a proceeding, in equity or at law);

     (ii) the representations and warranties of Borrower contained in Article 6 of the Loan Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date or are untrue as a result of transactions permitted under the Loan Agreement as amended hereby; and

     (iii) after giving effect to this Amendment, no Default or Event of Default under the Loan Agreement has occurred and is continuing.

          Section 5. Expenses, Additional Information. Borrower shall pay to the Agent all reasonable expenses incurred in connection with the execution of this Amendment, including all reasonable expenses incurred in connection with any previous negotiation and loan documentation. Borrower shall furnish to the Agent and the Banks all such other documents, consents and information relating to Borrower as the Agent or any Bank may reasonably require to accomplish the purposes hereof.

          Section 6. Effectiveness. This Amendment shall become effective when, and only when Borrower, the Banks and the Agent shall have executed and delivered to the Agent a counterpart of this Amendment.

          Section 7. Miscellaneous Provisions (a) From and after the execution and delivery of this Amendment, the Loan Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Loan Agreement shall continue in full force and effect.

          (b) The Loan Agreement and this Amendment shall be read and construed as one and the same instrument.

          (c) Any reference in any Loan Document to the Loan Agreement shall be a reference to the Loan Agreement as amended by this Amendment.

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          (d) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED
BY THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA.

          (e) This Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (f) The headings herein shall be accorded no significance in interpreting this Amendment.

          Section 8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of Borrower, the Banks and the Agent and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein.

          Section 9. FINAL AGREEMENT OF THE PARTIES. THIS AMENDMENT, THE NOTES, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



             [The remainder of this page intentionally left blank.]


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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers to be effective as of the date first written above.

                         BORROWER:

                              HYDRIL COMPANY



                         By:  /s/  Andrew Ricks
                            ---------------------------------
                         Name:    Andrew W. Ricks
                         Title:   Treasurer



                         By: /s/  Christopher T. Seaver
                            ---------------------------------
                         Name: Christopher T. Seaver
                         Title:  President and CEO



                         AGENT/BANK:


                              BANK ONE, TEXAS, N.A., Individually, as a
                              Bank and as the Agent


                         By:  /s/  Phillip C. Lauinger III
                            ---------------------------------
                         Name: Phillip C. Lauinger III
                         Title:    Vice President

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                                                                  EXHIBIT 1.01 C

SCOPE:
The following Short-term Investment Policy establishes the policies, procedures and responsibility for investing any cash in excess of daily operational requirements for Hydril Company and its subsidiaries.

POLICY OBJECTIVE:
1. Preservation of Capital: Short-term investments shall be restricted to safe instruments that are of the highest quality.

2. Liquidity: Short-term investments shall be made in instruments that allow for appropriate liquidity for Hydril's daily operational cash requirements.

3. Yield: Investments will be reviewed for maximizing earnings potential. However, earnings potential shall be secondary to preservation of capital and liquidity.

4. Maturity: The weighted average maturity of the portfolio shall not exceed 180 days with no security having a maturity greater than 365 days.

Responsibility:

The President or Vice President or employees of Hydril Company which the President or Vice President may delegate in writing are authorized, empowered and directed to designate which securities can be purchased with the cash in Hydril's portfolio. The Treasurer has administrative responsibility for the implementation of this policy.

Investment Firms:

All short-term investments shall be made through recognized investment firms, including fee-based, independent money managers, investment brokerage firms, and commercial banks or trust companies with substantial experience in securities trading and sufficient financial stability.

Permitted Investments - US Excess Cash

     1.  Appropriate Investments:

        a. Direct Obligations of the U.S. Treasury, including Treasury Bills, Notes and Bonds.

        b. Federal Agency securities which carry the direct or implied guarantee of the U.S. Government, including Government National Mortgage Association, Federal Home Loan Bank, Federal Farm Credit Bank, Federal National Mortgage Association, Student Loan Marketing Association, World Bank, and Tennessee Valley Authority.

        c. Bank Certificates of Deposit and Bankers' Acceptances, including Eurodollar denominated and Yankees issues. Investment will be limited to those institutions with total assets in excess of $2 billion and which carry a Moody's and Standard and Poor's rates A1/P1 or better.

        d. Corporate securities, including commercial paper (which must be rated

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            in the highest short-term debt category by at least two (2) of the six Nationally Recognized Statistical Rating Organizations) and corporate debt instruments including medium-term notes issued by foreign or domestic corporations which pay in U.S. dollars and carry a rating of A/A or better.

        e. Direct Issue repurchase agreements, Direct Issue Master Notes and Funding agreements: if a company is rated by a Nationally Recognized Statistical Rating Organization (NRSRO), it need the highest short-term rating (A-1/P-1; a/k/a, Tier 1) or absent ST ratings, long term ratings no lower than a low A(A-/A3). If a company is unrated, designated investment advisor's fixed income research department would have to determine that the company could qualify as a "Tier 1" short-term issuer if rated by a NRSRO.

        f. Money market mutual funds that offer daily purchase and redemption and maintain a constant share price. The Company will invest only in "no-load" funds.

        g. Asset-Backed Securities that carry a credit rating of AAA by Standard and Poor's or Moody's.

2.  Investment Concentration Limits:

        a.  U.S. Treasury and Agency securities - No Limit.

        b. Municipal, Corporate and Bank obligations. Individual issuers not to exceed 10% of the total portfolio at the time of acquisition.

        c.  Money Market Mutual Funds - No Limit.

        d. A minimum of $5,000,000.00 shall be invested in securities that will provide for daily liquidity.

3.  Maturity Limits:

        1. No investment may exceed three hundred and sixty five (365) days in maturity.

        2. The weighted average maturity of the portfolio may not exceed one hundred and eighty (180) days.

        3. Maximum average life for any one amortizing security (asset-backed) security is 365 days.

        4.  DERIVATIVES ARE NOT ALLOWED IN THE PORTFOLIO.

PERMISSIBLE INVESTMENTS - FOREIGN SUBSIDIARY EXCESS CASH

The payer of income on Hydril's foreign subsidiaries' investments must be a foreign organization such as a foreign banking branch of an U.S. financial institution, or a foreign investment company. Acceptable investments are as follows:

        a.  Eurodollar investments as outlined in 1 (c).

        b. Offshore Money Market Mutual Funds investing in securities as outlined in 1 (f) above.

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